                        SUPPLEMENT DATED MARCH 22, 2004
                              TO THE PROSPECTUSES
                         OF THE FUNDS INDICATED BELOW

  Effective March 22, 2004, the following is added after the first paragraph under the heading "The Manager" in the Prospectuses for each of the Funds listed below:

  The distributor. Citigroup Global Markets serves as the Portfolios' distributor.

  The distributor may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

  The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the Portfolios' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Portfolio. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Portfolio to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

        CONSULTING GROUP CAPITAL MARKETS FUNDS        December 29, 2003
        CONSULTING GROUP CAPITAL MARKETS FUNDS
           MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS  July 29, 2003

TK 2088 12/03 S1
TK 2090 07/03 S6